                           LOAN AND SECURITY AGREEMENT

                                 BY AND BETWEEN

                        FLEET BANK, NATIONAL ASSOCIATION

                                       AND

                       PVC CONTAINER CORPORATION, NOVATEC
                       PLASTICS CORP., NOVAPAK CORPORATION AND
                       AIROPAK CORPORATION

                           Dated: as of March 27, 1998

                                TABLE OF CONTENTS

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INTRODUCTION......................................................................................................1

ARTICLE I

DEFINITIONS...................................................................................................  I-1
         1.1      "INCORPORATION OF UCC DEFINITIONS"..........................................................  I-1
         1.2      "ACCOUNTS" or "ACCOUNTS RECEIVABLE".........................................................  I-1
         1.3      "ACCOUNT DEBTOR"............................................................................  I-1
         1.4      "AGREEMENT".................................................................................  I-1
         1.5      "AIROPAK"...................................................................................  I-1
         1.6      "AIROPAK'S CERTIFICATION RESPONSIVE TO THE LOAN AGREEMENT"..................................  I-2
         1.7      "BORROWER"..................................................................................  I-3
         1.8      "BORROWERS".................................................................................  I-3
         1.9      "CERTIFICATION AS TO LIENS".................................................................  I-3
         1.10     "CHATTEL PAPER".............................................................................  I-3
         1.11     "COLLATERAL"................................................................................  I-4
         1.12     "COLLATERAL"................................................................................  I-4
         1.13     "CONTRACT RIGHTS"...........................................................................  I-4
         1.14     "DEFAULT RATE"..............................................................................  I-5
         1.15     "EVENT OF DEFAULT"..........................................................................  I-5
         1.16     "EQUIPMENT".................................................................................  I-5
         1.17     "FNB".......................................................................................  I-5
         1.18     "GAAP"......................................................................................  I-5
         1.19     "GENERAL INTANGIBLES".......................................................................  I-5
         1.20     "GOODS".....................................................................................  I-6
         1.21     "INSTRUMENT"................................................................................  I-6
         1.22     "INVENTORY".................................................................................  I-6
         1.23     "LIABILITIES"...............................................................................  I-7
         1.24     "LOAN DOCUMENTS"............................................................................  I-7
         1.25     "MASTER AGREEMENT"..........................................................................  I-7
         1.26     "NOVAPAK"...................................................................................  I-8
         1.27     "NOVAPAK'S CERTIFICATION RESPONSIVE TO THE LOAN AGREEMENT"..................................  I-8
         1.28     "NOVATEC"...................................................................................  I-9
         1.29     "NOVATEC'S CERTIFICATION RESPONSIVE TO THE LOAN AGREEMENT"..................................  I-9
         1.30     "NY MORTGAGE"............................................................................... I-10
         1.31     "NY PREMISES"............................................................................... I-10
         1.32     "NY TERM LOAN".............................................................................. I-11
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         1.33     "NY TERM NOTE".............................................................................. I-11
         1.34     "OTHER LOANS"............................................................................... I-11
         1.35     "PRIME RATE"................................................................................ I-11
         1.36     "PROCEEDS".................................................................................. I-11
         1.37     "PVC"....................................................................................... I-12
         1.38     "PVC'S CERTIFICATION RESPONSIVE TO THE LOAN AGREEMENT"...................................... I-12

ARTICLE II

LOANS........................................................................................................  II-1
         2.1      NY TERM LOAN...............................................................................  II-1
         2.2      REPAYMENT OF PRINCIPAL.....................................................................  II-1
         2.3      PAYMENT OF INTEREST........................................................................  II-2
         2.4      YIELD MAINTENANCE AND INDEMNIFICATION RELATING TO LIBOR BASED INTEREST.....................  II-7
         2.5      MASTER AGREEMENT...........................................................................  II-9
         2.6      NY TERM NOTE TO EVIDENCE NY TERM LOAN...................................................... II-10
         2.7      AUTHORIZATION TO CHARGE ACCOUNTS........................................................... II-12
         2.8      APPLICATION OF PAYMENTS.................................................................... II-12
         2.9      LATE CHARGE................................................................................ II-13
         2.10     OPTIONAL PREPAYMENT OF NY TERM LOAN........................................................ II-13
         2.11     MANDATORY REPAYMENT OF ALL LIABILITIES..................................................... II-14
         2.12     APPLICATION OF PAYMENTS.................................................................... II-14
                  (a)      Definition of "Other Loans"....................................................... II-15
                  (b)      Cross-Collateralization........................................................... II-15
                  (c)      Cross-Default..................................................................... II-16
                  (d)      Ranking and Priority of Collateral................................................ II-16
         2.13 OTHER LOANS.....................................................................................II-15
         2.14 OBLIGATIONS ABSOLUTE............................................................................II-16

ARTICLE III

COLLATERAL..................................................................................................  III-1
         3.1      CROSS COLLATERALIZATION...................................................................  III-1
         3.2      ACCOUNTS RECEIVABLE.......................................................................  III-1
         3.3      CHATTEL PAPER.............................................................................  III-1
         3.4      CONTRACT RIGHTS...........................................................................  III-2
         3.5      DEPOSIT ACCOUNTS..........................................................................  III-2
         3.6      EQUIPMENT.................................................................................  III-3
         3.7      GENERAL INTANGIBLES.......................................................................  III-4
         3.8      GOODS.....................................................................................  III-4
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         3.9      INSTRUMENTS...............................................................................  III-5
         3.10     INVENTORY.................................................................................  III-5
         3.11     LEDGERS AND RECORDS.......................................................................  III-6
         3.12     NY MORTGAGE...............................................................................  III-6
         3.13     PROCEEDS..................................................................................  III-7
         3.14     PRIORITY OF SHARED COLLATERAL SECURING THE NY TERM
                  LOAN AND THE OTHER LOANS..................................................................  III-7

ARTICLE IV
REPRESENTATIONS AND WARRANTIES...............................................................................  IV-1

ARTICLE V
CONDITIONS OF LENDING.........................................................................................  V-1

ARTICLE VI
POSITIVE COVENANTS...........................................................................................  VI-1

ARTICLE VII
NEGATIVE COVENANTS..........................................................................................  VII-1

ARTICLE VIII
EVENTS OF DEFAULT..........................................................................................  VIII-1

ARTICLE IX
REMEDIES.....................................................................................................  IX-1

ARTICLE X
MISCELLANEOUS.................................................................................................  X-1

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                                       iii

                           LOAN AND SECURITY AGREEMENT

                  This LOAN AND SECURITY AGREEMENT made and dated as of March 27, 1998 by and among

                  PVC CONTAINER CORPORATION, a Delaware corporation authorized to do business in the States of New Jersey, Illinois, and South Carolina, with its principal corporate place of business at 401 Industrial Way West, P.O. Box 597, Eatontown, Monmouth County, New Jersey 07724; NOVATEC PLASTICS CORP., a Delaware corporation authorized to do business in the State of New Jersey, with its principal corporate place of business at 401 Industrial Way West, P.O. Box 597, Eatontown, Monmouth County, New Jersey 07724; NOVAPAK CORPORATION, a Delaware corporation authorized to do business in the State of New Jersey, with its principal corporate place of business at 401 Industrial Way West, P.O. Box 597, Eatontown, Monmouth County, New Jersey 07724; and AIROPAK CORPORATION, a Delaware corporation authorized to do business in the State of Pennsylvania, with its principal corporate place of business at 401 Industrial Way West, P.O. Box 597, Eatontown, Monmouth County, New Jersey 07724 (hereinafter singularly referred to as the "BORROWER" and collectively referred to as the "BORROWERS")

                                       and

                  FLEET BANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, with an address at 3670 Route 9 South, Freehold, New Jersey 07728 (being hereinafter referred to as "BANK")

                                 WITNESSES THAT:

                  (1) WHEREAS, PVC CONTAINER CORPORATION, NOVATEC PLASTICS CORP., NOVAPAK CORPORATION and AIROPAK CORPORATION have an ongoing borrowing relationship with BANK;

                  (2) WHEREAS, PVC CONTAINER CORPORATION is acquiring certain assets owned by CHARTER SUPPLY COMPANY, INC., t/a McKechnie Plastics Packaging, from McKechnie Investments, Inc. for $10,250,000 and the BORROWERS on a joint and several basis wish to borrow $10,000,000 from BANK to help finance the acquisition via a term loan facility (to be called the "NY Term Loan" in this Agreement and more fully defined below);

                  (3) WHEREAS, BANK is willing to enter into this Agreement if the conditions contained in this Agreement are satisfied;

                  (4) WHEREAS, as a condition of BANK's entering into such a relationship, the BORROWERS are willing to execute this Agreement and comply with the provisions of this Agreement or cause them to be complied with; and

                  (5) WHEREAS, each BORROWER represents that its execution of this Agreement and its performance of the covenants and terms contained herein will inure to its economic benefit and will be in furtherance of its corporate purposes;

                  NOW, THEREFORE, in consideration of the premises and the covenants contained in this Agreement and for other good and valuable consideration, the BORROWERS jointly and severally do hereby agree with BANK as follows:

                                    ARTICLE I

                                   DEFINITIONS

                 1.1 "INCORPORATION OF UCC DEFINITIONS". All terms defined in Articles 1 or 9 of the New Jersey Uniform Commercial Code shall have the meanings given therein unless otherwise defined herein.

                 1.2 "ACCOUNTS" or "ACCOUNTS RECEIVABLE" means, in addition to the definition of "account" as contained in the Uniform Commercial Code, all of the accounts, contract rights of the BORROWERS (including their rights as an unpaid vendor, or lienor, including stoppage in transit, replevin and reclamation), instruments, documents, chattel paper, warehouse receipts and general intangibles, whether secured or unsecured, and whether or not specifically assigned to BANK hereunder, and includes a right to payment which has been earned under a contract right and all Inventory returned or reclaimed from Account Debtors.

                 1.3 "ACCOUNT DEBTOR" means, in addition to the definition of "account debtor" as contained in the Uniform Commercial Code, the person or persons obligated to any of the BORROWERS on an Account, or contract right, or who is represented by the BORROWERS to be so obligated.

                 1.4 "AGREEMENT" means this Loan and Security Agreement and all extensions, modifications and renewals hereof.

                 1.5 "AIROPAK" means AIROPAK CORPORATION, a corporation organized under the laws of the State of Delaware and authorized to

                                      -I-1-
do business in the State of Pennsylvania, with its principal corporate place of business at 401 Industrial Way West, Eatontown, Monmouth County, New Jersey 07724.

                 1.6 "AIROPAK'S CERTIFICATION RESPONSIVE TO THE LOAN AGREEMENT" is a collective term which means the certification of AIROPAK as to the truth and accuracy of certain representations and warranties, to which is attached each of the following:

                           (a)      EXHIBIT "A":  the Certification of AIROPAK's
corporate secretary as to a true, complete and correct copy of the resolutions adopted by AIROPAK's Board of Directors authorizing the execution and delivery of this Agreement, the borrowings hereunder, and the execution and delivery of the other Loan Documents to which AIROPAK is a party;

                           (b)      EXHIBIT "B":  the Certification of the
AIROPAK's corporate secretary as to a true, complete and correct copy of the resolutions adopted by AIROPAK's stockholders authorizing the execution and delivery of this Agreement, the borrowings hereunder, and the execution and delivery of the other Loan Documents to which AIROPAK is a party;

                           (c)      EXHIBIT "C":  the Certification of AIROPAK's
corporate secretary as to a true, complete and correct copy of the incumbency and specimen signatures of those officers of AIROPAK who are to execute this Agreement and the other Loan Documents to which it is a party; and

                           (d)      EXHIBIT "D": a true, complete and correct
copy of AIROPAK's Certificate of Incorporation, as amended;

                                      -I-2-

                           (e) EXHIBIT "E": the certificate as to AIROPAK's
"Good Standing" for the State of Delaware;

                           (f) EXHIBIT "F": the certificate as to AIROPAK's
"Good Standing" for the State of New Jersey;

                           (g) EXHIBIT "G": the certificate as to AIROPAK's
"Good Standing" for the Commonwealth of Pennsylvania.

                 1.7 "BORROWER" means any one of the BORROWERS.

                 1.8 "BORROWERS" is a collective term which means all of the following:

                           (a)      AIROPAK;
                           (b)      NOVATEC;
                           (c)      NOVAPAK; and
                           (d)      PVC.

                 1.9 "CERTIFICATION AS TO LIENS" means that joint and several certification given by the BORROWERS setting forth the existence or non-existence of UCC liens, judgments, and tax liens filed against the BORROWERS.

                 1.10 "CHATTEL PAPER" means, in addition to the definition of "chattel paper" as contained in the Uniform Commercial Code, all writing or writings which evidence both a money obligation and a security interest in, or a lease of, specific Goods. When a transaction is evidenced both by such a security agreement or a lease and by an Instrument or series of Instruments, the group of writings taken together constitutes Chattel Paper. Chattel Paper shall not include any "account" as that term is defined in the Uniform Commercial Code.

                                      -I-3-

                 1.11 "COLLATERAL" means all property (including but not limited to all Collateral set forth in Article III of this Agreement) whether real, personal or mixed, or tangible or intangible, now or at any time hereafter given, assigned or pledged to BANK to secure the Liabilities by (1) any of the BORROWERS or (2) any guarantor not named in this Agreement. The definition of "Collateral" includes Proceeds of all the foregoing.

                 1.12 "COLLATERAL" is a collective term which means all of the following:

                           (a) all property (including but not limited to all
Collateral described in Article III of this Agreement), whether real, personal or mixed, or tangible or intangible, now or at any time hereafter given, assigned or pledged to BANK to secure the Liabilities by (1) any of the BORROWERS or (2) any guarantor not named in this Agreement;

                           (b) without limitation, all right, title and interest
of the BORROWERS in any Master Agreement and each transaction entered into thereunder (including, without limitation, all amounts payable or deliverable thereunder [and the benefit of any guaranty or other credit support in connection therewith]), and all proceeds of the foregoing in whatever form received, in each case whether now owned or hereafter acquired; and

                           (c) all Proceeds of all the foregoing.

                 1.13 "CONTRACT RIGHTS" means any right of the BORROWERS to receive payment under a contract not yet earned by performance and any franchise right to operate a business.

                                      -I-4-

                 1.14 "DEFAULT RATE" means a rate per annum equal to 2% in excess of the floating Prime Rate, provided, however, at no time will per annum interest be calculated at a rate higher than the maximum rate allowed by law.

                 1.15 "EVENT OF DEFAULT" has the meaning set forth in Article VIII of this Agreement.

                 1.16 "EQUIPMENT" means, in addition to the definition of "equipment" contained in the Uniform Commercial Code, personal property, fixtures, machinery and equipment, handling and delivery equipment, cranes and hoisting equipment, office machines and equipment in all cases above, of every kind, nature and description and whether affixed to realty or not.

                 1.17 "FNB" means Fleet National Bank, a national banking association.

                 1.18 "GAAP" means generally accepted accounting principles and practices consistently applied over the period to which they relate.

                 1.19 "GENERAL INTANGIBLES" means, in addition to the definition of "General Intangibles" contained in the Uniform Commercial Code, all rights of the BORROWERS, including but not limited to all rights to property, choses in action and other rights of the BORROWERS not otherwise specifically included elsewhere in this Agreement, further including but not limited to all licenses, warranties, insurance proceeds for Collateral and condemnation awards.

                                      -I-5-

                 1.20 "GOODS" means, in addition to the definition of "goods" as contained in the Uniform Commercial Code, all articles of tangible personal property, sold, supplied, leased or otherwise disposed of, represented by an Account and shall also mean and include all of any BORROWER's right, title and interest in and to the goods and other property represented by or securing any of the Accounts Receivable.

                 1.21 "INSTRUMENT" means, in addition to the definition of "instrument" as contained in the Uniform Commercial Code, a negotiable instrument or a security, or any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of the type which is, in the ordinary course of business, transferred by delivery with any necessary endorsement or assignment.

                 1.22 "INVENTORY" means, in addition to the definition of "inventory" as contained in the Uniform Commercial Code, all goods held by the BORROWERS for resale or lease or furnished or to be furnished under contracts of service, and shall include all goods, materials and supplies (including but not limited to incidentals, packaging materials and all other items which contribute to the finished product or to the promotion or sale thereof) used or usable in manufacturing, processing, packaging or shipping and shall also include raw materials, goods and work in process and finished goods, and all goods returned by or reclaimed from customers.

                                      -I-6-

                 1.23 "LIABILITIES" means (a) principal due on the NY Term Loan and NY Term Note (including all advances, re-advances, borrowings and re-borrowings under such NY Term Loan and NY Term Note) and the interest thereon as required by this Agreement; (b) advances, re-advances, borrowings and re-borrowings made from time to time by BANK over and above the $10,000,000.00 limitation on the NY Term Loan, and over and above any other lending limitation contained in this Agreement, and the interest thereon; (c) principal and interest on the Other Loans; (d) the performance and fulfillment by all BORROWERS of all the terms, conditions, promises, covenants and provisions contained in this Agreement, or in any now existing agreement or future agreement or instrument (of whatever nature) between any of the BORROWERS and BANK; and (e) BORROWERS' obligations to reimburse BANK for any amount paid to FNB on account of any BORROWER's obligations under the Master Agreement.

                 1.24 "LOAN DOCUMENTS" means this Agreement, the NY Term Note, the NY Mortgage, UCC-1 Financing Statements, any documents or instrument related hereto or thereto and all extensions, modifications or renewals of any or all of the foregoing.

                 1.25 "MASTER AGREEMENT" means any Master Agreement relating to interest rate contracts and/or determinations hereafter entered into between BORROWERS and FNB and all extensions, modifications and renewals thereof, together with any Confirmation under such Master Agreement relating to the hedge/rate swap transaction described in Paragraph 7(a) of the NY Term Note.

                                      -I-7-

                 1.26 "NOVAPAK" means NOVAPAK CORPORATION, a corporation organized under the laws of the State of Delaware and authorized to do business in the State of New Jersey, with its principal corporate place of business at 401 Industrial Way West, Eatontown, Monmouth County, New Jersey 07724.

                 1.27 "NOVAPAK'S CERTIFICATION RESPONSIVE TO THE LOAN AGREEMENT" is a collective term which means the certification of NOVAPAK as to the truth and accuracy of certain representations and warranties, to which is attached each of the following:

                           (a) EXHIBIT "A": the Certification of NOVAPAK's
corporate secretary as to a true, complete and correct copy of the resolutions adopted by NOVAPAK's Board of Directors authorizing the execution and delivery of this Agreement, the borrowings hereunder, and the execution and delivery of the other Loan Documents to which NOVAPAK is a party;

                           (b) EXHIBIT "B": the Certification of the NOVAPAK's
corporate secretary as to a true, complete and correct copy of the resolutions adopted by NOVAPAK's stockholders authorizing the execution and delivery of this Agreement, the borrowings hereunder, and the execution and delivery of the other Loan Documents to which NOVAPAK is a party;

                           (c) EXHIBIT "C": the Certification of NOVAPAK's
corporate secretary as to a true, complete and correct copy of the incumbency and specimen signatures of those officers of NOVAPAK who are to execute this Agreement and the other Loan Documents to which it is a party; and

                                      -I-8-

                           (d) EXHIBIT "D": a true, complete and correct copy of
NOVAPAK's Certificate of Incorporation, as amended;

                           (e) EXHIBIT "E": the certificate as to NOVAPAK's
"Good Standing" for the State of Delaware;

                           (f) EXHIBIT "F": the certificate as to NOVAPAK's
"Good Standing" for the State of New Jersey.

                 1.28 "NOVATEC" means NOVATEC PLASTICS CORP., a corporation organized under the laws of the State of Delaware and authorized to do business in the State of New Jersey, with its principal corporate place of business at 401 Industrial Way West, Eatontown, Monmouth County, New Jersey 07724.

                 1.29 "NOVATEC'S CERTIFICATION RESPONSIVE TO THE LOAN AGREEMENT" is a collective term which means the certification of NOVATEC as to the truth and accuracy of certain representations and warranties, to which is attached each of the following:

                           (a) EXHIBIT "A": the Certification of NOVATEC's
corporate secretary as to a true, complete and correct copy of the resolutions adopted by NOVATEC's Board of Directors authorizing the execution and delivery of this Agreement, the borrowings hereunder, and the execution and delivery of the other Loan Documents to which NOVATEC is a party;

                           (b) EXHIBIT "B": the Certification of the NOVATEC's
corporate secretary as to a true, complete and correct copy of the resolutions adopted by NOVATEC's stockholders authorizing the execution and delivery of this Agreement, the

                                      -I-9-
borrowings hereunder, and the execution and delivery of the other Loan Documents to which NOVATEC is a party;

                           (c) EXHIBIT "C": the Certification of NOVATEC's
corporate secretary as to a true, complete and correct copy of the incumbency and specimen signatures of those officers of NOVATEC who are to execute this Agreement and the other Loan Documents to which it is a party; and

                           (d) EXHIBIT "D": a true, complete and correct copy of
NOVATEC's Certificate of Incorporation, as amended;

                           (e) EXHIBIT "E": the certificate as to NOVATEC's
"Good Standing" for the State of Delaware;

                           (f) EXHIBIT "F": the certificate as to NOVATEC's
"Good Standing" for the State of New Jersey.

                 1.30 "NY MORTGAGE" is a collective term which means the following:

                           (a) that certain first mortgage against the NY
Premises given by PVC to BANK to secure the NY Term Loan and the other Liabilities; and

                           (b) all extensions, modifications, and renewals of
such term loan.

                 1.31 "NY PREMISES" means all of the land, buildings, and other improvements thereon owned by PVC commonly known as 370 Stevers Crossing Road (Columbia County Tax Parcel No. 123-2-20), in Claverack, New York, and includes the "Mortgaged Property" as defined in the NY Mortgage.

                                     -I-10-

                 1.32 "NY TERM LOAN" is a collective term which means the following:

                           (a) the $10,000,000.00 term loan made by BANK to the
BORROWERS and more fully described in Section 2.1 of this Agreement; and

                           (b) all extensions, modifications, and renewals of
such term loan.

                 1.33 "NY TERM NOTE" is a collective term which means the following:

                           (a) the $10,000,000.00 term note which evidences the
NY Term Loan, which NY Term Note is more fully described in Section 2.4 of this Agreement; and

                           (b) all extensions, modifications, and renewals of
such term note.

                 1.34 "OTHER LOANS" shall have the meaning set forth in Section
2.13 of this Agreement.

                 1.35 "PRIME RATE" means the variable per annum rate of interest so designated from time to time by Fleet National Bank as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer.

                 1.36 "PROCEEDS" means all additions, substitutions, replacements, and increments to the Collateral, as well as a security interest in Proceeds of all of the foregoing in whatever form, including cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements or

                                     -I-11-
other documents, insurance or condemnation awards and any Collateral purchased with Proceeds.

                 1.37 "PVC" means PVC CONTAINER CORPORATION, a corporation organized under the laws of the State of Delaware and authorized to do business in the States of New Jersey, South Carolina and Illinois, with its principal corporate place of business at 401 Industrial Way West, Eatontown, Monmouth County, New Jersey 07724.

                 1.38 "PVC'S CERTIFICATION RESPONSIVE TO THE LOAN AGREEMENT" is a collective term which means the certification of PVC as to the truth and accuracy of certain representations and warranties, to which is attached each of the following:

                           (a) EXHIBIT "A": the Certification of PVC's corporate
secretary as to a true, complete and correct copy of the resolutions adopted by PVC's Board of Directors authorizing the execution and delivery of this Agreement, the borrowings hereunder, and the execution and delivery of the other Loan Documents to which PVC is a party;

                           (b) EXHIBIT "B": the Certification of PVC's corporate
secretary as to a true, complete and correct copy of the incumbency and specimen signatures of those officers of PVC who are to execute this Agreement and the other Loan Documents to which it is a party; and

                           (c) EXHIBIT "C": a true, complete and correct copy of
PVC's Certificate of Incorporation, as amended;

                           (d) EXHIBIT "D": the certificate as to PVC's "Good
Standing" for the State of Delaware;

                                     -I-12-

                           (e) EXHIBIT "E": the certificate as to PVC's "Good
Standing" for the State of New Jersey;

                           (f) EXHIBIT "F": the certificate as to PVC's "Good
Standing" for the State of South Carolina; and

                           (g) EXHIBIT "G": the certificate as to PVC's "Good
Standing" for the State of Illinois.

                                END OF ARTICLE I

                                     -I-13-

                                   ARTICLE II

                                      LOANS

                 2.1       NY TERM LOAN.

                  (a) BANK will, under this Agreement, extend to the BORROWERS on a joint and several basis a term loan (the "NY Term Loan" as more fully defined below) in the aggregate principal amount of $10,000,000.

                  (b) The term loan described above and all extensions, modifications and renewals thereof is the NY Term Loan described throughout this Agreement.

                 2.2       REPAYMENT OF PRINCIPAL.

                  (a) So long as no Event of Default has occurred and is continuing, no principal payments on the NY Term Loan are required during the period from the date hereof to March 31, 1999, it being intended that during such period, the NY Term Loan shall be interest only.

                  (b) On April 1, 1999, the BORROWERS will make a principal installment repayment of $83,333.33 71 and one such installment payment will be made on the first day of each and every consecutive calendar month thereafter until March 1, 2005, when a 72nd payment of all remaining principal shall be due and owing, unless the outstanding balance is sooner paid or accelerated as provided herein.

                  (c) The amount of each principal installment payment and the amount of principal amortization have been determined on a

                                     -II-1-
straight line basis over a 6 year term using a 10 year amortization period. Thus, at the end of such 6 year period on March 1, 2005, the NY Term Loan will not have been paid in full and a principal balance will "balloon" and be due.

                  (d) Notwithstanding the foregoing, principal, interest and all other amounts due under the NY Term Loan may be accelerated or otherwise paid upon the occurrence of an Event of Default.

                 2.3       PAYMENT OF INTEREST:

                  (a) Interest shall be charged on the unpaid principal balance of the NY Term Loan at a fixed short term rate based on LIBOR (as defined in subsection (d) below), such fixed short term rate being the "LIBOR Based Rate" described and defined in subsection (d) below, it being understood that in no event shall interest ever be calculated at a rate higher than the maximum rate allowed by law:

                  (b) The LIBOR Based Rate shall be a rate per annum equal to 125 basis points in excess of LIBOR (as defined in subsection (d) below) with respect to the applicable Interest Period (as defined in subsection (d) below) -- provided, however, that in all events on after the occurrence of an Event of Default, per annum interest shall be charged on the outstanding principal amount of the NY Term Loan at the Default Rate.

                  (c) Each determination of a LIBOR Based Rate shall be made by BANK in its sole and absolute discretion and shall be conclusive and binding upon the BORROWERS, absent manifest error.

                                     -II-2-

                  (d) For purposes of the determination of any LIBOR Based Rate, the following terms shall have the following meanings:

                           (1) "Business Day" shall mean a day which is not a
Saturday, Sunday or day on which banks in London are required or permitted to close.

                           (2) "Interest Period" means, initially, the period
commencing on the date hereof and ending one month thereafter, and thereafter, each period commencing on the last day of the immediately preceding Interest Period and ending one month thereafter, but in no event beyond the termination date or any extended termination date of the NY Term Loan. No LIBOR Based Interest Period shall commence other than on a Business Day. If any Interest Period shall end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day.

                           (3) (i) "LIBOR" means, as applicable to any Interest
Period, the rate per annum (rounded upward, if necessary, to the nearest 1/32 of one percent) as determined on the basis of the offered rates for deposits in U.S. dollars, for a period of time comparable to such Interest Period which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is three London Business Days preceding the first day of such LIBOR Based Interest period; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, then LIBOR shall be the rate (rounded

                                     -II-3-
upwards as described above, if necessary) for deposits in dollars for a period substantially equal to the interest period on the Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London Time), on the day that is three London Business Days prior to the beginning of such Interest Period.

                           (ii) If both the Telerate and Reuters system are
unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such Interest Period which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is three London Business Days preceding the first day of such Interest Period as selected by the Calculation Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is three London Business Days preceding the first day of such Interest Period. In the event that BANK is unable to obtain any such

                                     -II-4-
quotation as provided above, it will be deemed that LIBOR pursuant to a Interest Period cannot be determined.

                           (iii) In the event that the Board of Governors of the
Federal Reserve System shall impose a LIBOR Reserve Percentage with respect to LIBOR deposits of BANK then for any period during which such LIBOR Reserve Percentage shall apply, LIBOR shall be equal to the amount determined above divided by an amount equal to 1 minus the LIBOR Reserve Percentage.

                           (4)  "LIBOR Reserve Percentage" means for any day
that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding one billion dollars in respect of Eurocurrency liabilities (as defined in Regulation D of the Board of Governors of the Federal Reserve System) (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on loans covered by a LIBOR Based Rate is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of BANK to United States residents). The LIBOR Based Rate shall be adjusted automatically on and as of the effective date of any change in the LIBOR Reserve Percentage.

                           (5)  "Principal Balance" means, at any time, the
entire outstanding principal amount of the NY Term Loan and

                                     -II-5-
includes all amounts that are to be borrowed at a LIBOR Based Rate, whether or not the BORROWERS actually borrow such amounts.

                           (6) "Reference Banks" means one or more of the banks
appearing on the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks); provided that if no such offered rate shall appear on such display, "Reference Banks" shall mean one or more major banks in the London interbank market as selected by BANK.

                           (7) "Roll Over Date" shall mean the day immediately
following the last day of an Interest Period.

                  (e) As it relates to the LIBOR Based Rate, the following conditions must be met:

                           (1) No Event of Default has occurred and is
continuing.

                           (2) The Interest Period must commence on a Business
Day.

                           (3) No Interest Period shall extend beyond the
termination date or any extended termination date of the NY Term Loan. If any Interest Period shall end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day.

                           (4) The LIBOR Based Rate must apply to the entire
outstanding principal amount of the NY Term Loan.

                                     -II-6-

                           (5) Each Interest Period shall extend 1 month after
the commencement of the Interest Period, subject to the requirement that the first day and last day of an Interest Period must be a Business Day.

                  (f) In the event, and on each occasion, that on or before the date upon which an Interest Period is to commence, BANK shall have in its sole discretion made a determination (which determination shall be conclusive and binding upon the BORROWERS) that BANK is unable to quote a LIBOR Based Rate for any reason whatsoever, BANK shall so notify the BORROWERS and the NY Term Loan shall bear interest at the Prime Rate.

                  (g) On and after the occurrence of an Event of Default hereunder or after maturity or after judgment has been rendered on the amounts owing on the NY Term Loan, the unpaid principal of the NY Term Loan shall, at the option of BANK, bear interest at the Default Rate.

                  (h) Interest shall be calculated on the basis of a year consisting of 360 days and paid for actual days elapsed.

                  (i) Interest on all amounts outstanding under the NY Term Loan shall be payable monthly on an accrued basis on the first day of each and every calendar month, commencing on the first day of the first month following the date hereof.

         2.4 YIELD MAINTENANCE AND INDEMNIFICATION RELATING TO LIBOR BASED
INTEREST:

                  (a) The BORROWERS hereby jointly and severally agree to indemnify BANK against any loss or expense which BANK may sustain

                                     -II-7-
or incur as a consequence of (1) any failure by any BORROWER to borrow all or any portion of any Principal Balance or (2) the receipt or recovery by BANK of all or any part of any Principal Balance prior to the maturity thereof whether by voluntary or involuntary prepayment, acceleration or otherwise.

                  (b) Without limiting the effect of the foregoing, the amount to be paid by the BORROWERS to BANK in order to indemnify BANK for any loss occasioned by any of the events described in the preceding provisions of this Section, and as liquidated damages therefor, shall be equal to the following amount:

                                    The current rate for United States Treasury
                  securities (Bills on a discounted basis shall be converted to a bond equivalent) with a maturity closest to the maturity date of the LIBOR Based Interest Period chosen pursuant to the LIBOR Option and as to which the prepayment is made shall be subtracted from the "cost of funds" component of the LIBOR Based Rate in effect at the time of the prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the Principal Balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the term of the LIBOR Based Interest Period chosen pursuant to the LIBOR Option as to which the prepayment is made. Said amount shall be reduced to present value calculated by using the number of days remaining in the designated term and using the above referenced United States Treasury security rate and the number of days remaining in the term of the LIBOR Based Interest Period chosen pursuant to the LIBOR Option as to which the prepayment is made. The resulting amount shall be the yield maintenance fee due to BANK upon any prepayment of any Principal Balance. Such yield maintenance fee shall be paid, if due under the formula set forth above, upon the receipt or recovery by BANK of all or any part of any Principal Balance prior to the maturity thereof whether by voluntary or involuntary prepayment, acceleration or otherwise.

                                     -II-8-

                  (c) A certificate as to any additional amounts payable pursuant to this Section setting forth the basis and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by BANK set forth therein if made reasonably and in good faith. The BORROWERS shall pay any amounts so certified to it by BANK within 10 days of receipt of any such certificate. For purposes of this Section, all references to "BANK" shall be deemed to include any participant in this Note.

                  (d) The indemnities provided for herein shall survive payment in full of the principal amount of this Note and the interest due hereon.

                 2.5       MASTER AGREEMENT.

                  (a) The BORROWERS have hedged and/or may from time to time hedge some or all of the NY Term Loan's floating interest expense pursuant to the terms and conditions of the Master Agreement by and between the BORROWERS and FNB dated on or about even date herewith (as implemented through applicable present and future schedules and confirmations relating thereto). Pursuant to the foregoing, the BORROWERS have received or will receive the amount necessary to pay the interest expense due under some or all of the NY Term Loan (exclusive of default interest, any reserves, or other adjustments provided for in the Loan Documents) and have agreed to pay the amount that would be equal to the interest that would accrue on some or all of the NY Term Loan at a fixed rate.

                  (b) In the event that the BORROWERS fail to pay any amount that is due and owing to FNB under and pursuant to the Master Agreement (after giving effect to any applicable grace

                                     -II-9-
period), then upon demand by FNB, in its sole discretion, BANK shall pay such amount directly to FNB for the account of the BORROWERS and the BORROWERS hereby authorizes and consents to such payment by BANK. The BORROWERS agree that (a) FNB shall have no obligation to demand BANK to advance such funds on behalf of the BORROWERS, (b) the making of such a demand by FNB will not create any obligation to make such demand in the future and (c) at all times, FNB may choose not to make such demand and choose, instead, to exercise its rights under the Master Agreement. It shall be an additional one of the BORROWERS' Liabilities hereunder to reimburse BANK for any amount BANK may pay on account of any amount that is due and owing by the BORROWERS to FNB. Such additional Liability shall be due upon demand and shall bear interest at a rate per annum equal to the Default Rate from, and including, the date of payment by BANK to, but excluding, the date the BORROWERS reimburse BANK for such additional Liability. FNB is an intended third-party beneficiary of BANK's obligations under this Section.

                  (c) In the event that the BORROWERS fail to perform or to pay any amount that is due and owing to FNB under and pursuant to the Master Agreement, such failure shall constitute an Event of Default under this Agreement.

                 2.6       NY TERM NOTE TO EVIDENCE NY TERM LOAN.

                  (a) The NY Term Loan is evidenced by the BORROWERS' certain $10,000,000 (face amount) joint and several promissory note dated even date herewith and made payable to the order of BANK.

                                     -II-10-

                  (b) (1) In addition, the initial advance under the NY Term Loan, any subsequent advances and other charges due under the NY Term Loan and all payments made on account of principal and/or interest and/or such other charges may be entered by BANK on its records. The aggregate amount of unpaid principal and/or interest and/or other charges entered and shown on BANK's records shall also evidence the amount of principal and/or interest and/or other charges owing and unpaid on the NY Term Loan.

                           (2) BANK may from time to time render a statement of
the aforementioned records. If BORROWER fails to object to the statement within thirty (30) days after it is received by BORROWER, it shall be deemed to be an account stated and binding upon BORROWER, absent manifest error.

                           (3) BANK's failure to enter on its records the date
and amount of any advance or other charges due under the NY Term Loan shall not, however, limit or otherwise affect the obligations of BORROWER to repay the principal amount of the advances made under the NY Term Loan and other charges due thereunder together with all interest accruing thereon at the rate or rates required hereby.

                  (c) Such certain promissory note and all extensions, modifications and renewals thereof and the records referred to above are collectively described as the "NY Term Note" throughout this Agreement.

                                     -II-11-

                 2.7       AUTHORIZATION TO CHARGE ACCOUNTS:

                  (a) BANK will bill the BORROWERS monthly for each required installment of accrued interest and for each required installment of principal that is due on the NY Term Loan. Notwithstanding the foregoing and in lieu thereof, BANK is hereby authorized to charge principal, interest and any other charges due under the NY Term Loan to PVC's Account No. 034-0942618, or in the event that there are insufficient moneys in such account, then to any demand deposit account of any BORROWER at BANK as of each due date. Notwithstanding the foregoing, it remains the BORROWERS' joint and several responsibility to make their payments of any and all sums due and owing on the NY Term Loan in a timely manner.

                  (b) The fact that only one BORROWER's loan account may be charged on BANK's books in no way alters or lessens the joint and several liability of all BORROWERS for payment of the NY Term Loan. If for any reason, the NY Term Loan (or any portion thereof) is deemed to be the obligation of only one BORROWER, the other BORROWERS shall be deemed to have given hereby an absolute and unconditional guaranty of payment of the obligation.

                 2.8       APPLICATION OF PAYMENTS:

                  (a) Except as the BORROWERS are otherwise notified by BANK, payments received by BANK prior to the occurrence of an Event of Default and designated as payments due under the NY Term Loan shall be applied against amounts owing under the NY Term Loan.

                  (b) If BORROWER is so notified by BANK and in all events automatically upon the occurrence of an Event of Default, BANK may

                                     -II-12-
apply all payments and other sums of money received by it from or on account of BORROWER towards the satisfaction of those Liabilities which BANK in its sole discretion deems fit.

                 2.9       LATE CHARGE:

                  (a) In the event that there are insufficient funds in any of the BORROWERS' accounts described in Section 2.7 above, the BORROWERS will be allowed a period of 10 days (after the due date) in which to pay the aforementioned charges. If payment is not made within such 10 day period, then the BORROWERS will be liable for a "late" charge of $.05 for each $1.00 of the charges due.

                  (b) Nothing in the foregoing is intended to mean that BANK will accept any payment after the payment's due date (after any applicable "grace" period).

                  (c) Nothing in the foregoing is intended to mean that BANK's acceptance of any payment more than 10 days after the payment's due date, other than acceptance of payment of all sums outstanding under the NY Term Loan, is a cure of any default.

                 2.10      OPTIONAL PREPAYMENT OF NY TERM LOAN.

                  (a) In the event that interest on any portion or portions of the NY Term Loan is being determined at a LIBOR Based Rate, then the following shall apply:

                           (1) Such portion or portions may be repaid at any
time but such prepayment must be made for the entirety of the portion for which BANK has entered into contracts relating to LIBOR pricing. Partial prepayments of such portion or portions are not allowed.

                                     -II-13-

                           (2) Each prepayment shall be accompanied by the
payment of accrued interest on the amount of such prepayment to the date thereof.

                           (3) All other interest must be current.

                           (4) Any prepayment must be accompanied by any yield
maintenance and/or indemnifications or other amounts due under Section 2.4 above.

                 2.11 MANDATORY REPAYMENT OF ALL LIABILITIES. The provisions of other loan agreements among the BORROWERS and BANK are incorporated herein by reference to the extent they do not conflict with the provisions of this Agreement including, but not limited to, the BANK's option to accelerate payment of the Liabilities and mandate payment by the BORROWERS as set forth in such other loan agreements

                 2.12      APPLICATION OF PAYMENTS.

                  (a) Except as the BORROWERS are otherwise notified by BANK, prior to the occurrence of an Event of Default (1) payments received by BANK from the BORROWERS as regular installments of principal and interest due under the NY Term Loan shall be applied against amounts owing under the NY Term Loan, and (2) payments received by BANK from the BORROWERS as regular installments of principal or interest due under the Other Loans shall be applied against amounts owing under the Other Loans for which remittance was made.

                  (b) If the BORROWERS are so notified by BANK and in all events automatically upon the occurrence of an Event of Default,

                                     -II-14-

BANK may apply all payments and other sums of money received by it from or on account of the BORROWERS towards the satisfaction of those Liabilities which BANK in its sole discretion deems fit.

                 2.13      OTHER LOANS.
                  (a)      Definition of "Other Loans".

                           (1) The BORROWERS acknowledge that BANK has
previously extended other financial accommodations to some and/or all of the BORROWERS and that such financial accommodations (with the exception of a $3,920,000 Line of Credit from BANK to some of the BORROWERS) will be continued on the same terms now governing such other financial accommodations and such terms will not be affected by BANK's extension of the NY Term Loan.

                           (2) In addition, the BORROWERS acknowledge that BANK
may from time to time hereafter extend other financial accommodations to some and/or all of the BORROWERS.

                           (3) The financial accommodations described in
subsections (a) and (b) above, and all extensions, modifications or renewals of such financial accommodations, are called "Other Loans" in this Agreement.

                  (b)      Cross-Collateralization.

                           (1) The collateral now or hereafter securing the
Other Loans will additionally secure the NY Term Loan and in furtherance of the foregoing, the definition of "Liabilities" set forth in the documentation governing such Other Loans will be deemed amended so as to include within the definition of "Liabilities" or "Obligations", as applicable, both the NY Term

                                     -II-15-

Loan and all extensions, modifications and renewals of the NY Term Loan.

                           (2) The collateral now or hereafter securing the NY
Term Loan will additionally secure the Other Loans and in furtherance of the foregoing, it is understood that the definition of "Liabilities" set forth herein includes within its definition all the Other Loans and all extensions, modifications and renewals of the Other Loans.

                  (c)      Cross-Default.

                           (1) An Event of Default hereunder shall be an Event
of Default under the loan documents governing the Other Loans.

                           (2) An Event of Default under the loan documents
governing the Other Loans shall be an Event of Default hereunder.

                  (d) Ranking and Priority of Collateral. The BORROWERS acknowledge that to secure the repayment of the NY Term Loan and the Other Loans, BANK holds a common lien in the assets of the BORROWERS and that the lien priority of the various liens securing the NY Term Loan and the Other Loans will be as determined as specifically set forth in Section 3.14 below.

                 2.14 OBLIGATIONS ABSOLUTE. The obligations of the BORROWERS under this Agreement shall be joint and several, absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including without limitation the following circumstances:

                                     -II-16-

                  (a) BANK's compromise, settlement, release, change, modification, amendment (whether material or otherwise) or termination of any or all of the obligations, duties, covenants or agreements of any BORROWER or other party under any of the Loan Documents;

                  (b) BANK's waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in the Loan Documents;

                  (c) BANK's extension of the time for (1) the payment of the amounts due on any of the Liabilities or (2) performance of any other obligations, covenants or agreements of any person or entity under or arising out of the Loan Documents;

                  (d) BANK's extension, renewal or modification of any of the Loan Documents or the extension, renewal, modification or waiver of the performance of any obligation thereunder;

                  (e) BANK's extension of the time for (1) payment of the principal of, and premium, if any, and interest on the NY Term Loan, Other Loans, if any, or other Liabilities or (2) performance of any other obligations, covenants or agreements of any person or entity under or arising out of the Loan Documents;

                  (f) BANK's taking or not taking any of the actions referred to in the Loan Documents;

                  (g) BANK's release (whether with or without consideration), impairment, failure to perfect a security interest in, exchange, surrender, substitution or modification of (1) any Collateral or (2) any other collateral or security given by any

                                     -II-17-

BORROWER, or (3) any collateral or security given by any guarantor (whether or not such guarantor is named in this Agreement) or (4) any Proceeds of the foregoing;

                  (h) any failure, omission or delay on the part of BANK to enforce, assert or exercise any right, power or remedy conferred on it in the Loan Documents or any other action or acts on the part of BANK;

                  (i) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment or, other similar proceedings which affect any BORROWER, any guarantor (whether or not such guarantor is named in this Agreement), or any of the assets of any of them, or any allegation or invalidity or contest of the validity of any of the Loan Documents in any proceeding;

                  (j) BANK's release (whether with or without consideration) or discharge of any guarantor (whether or not such guarantor is named in this Agreement) from the performance or observance of any obligation, covenant or agreement contained in this Agreement or in any guaranty of the Liabilities;

                  (k) the default or failure of any BORROWER or any guarantor of the Liabilities (whether or not such guarantor is named in this Loan Agreement) fully to perform any of the obligations set forth in the Loan Documents;

                                     -II-18-

                  (l) any lack of validity or enforceability of any of the Loan Documents;

                  (m) BANK's inability to recover payment from any person or entity under the Loan Documents;

                  (n) BANK's amendment or waiver of or any consent to departure from all or any of the Loan Documents;

                  (o) the existence of any claim, setoff, defense or other rights which any BORROWER or any guarantor may have at any time against any person whether in connection with this Agreement, the other Loan Documents or any unrelated transactions; or

                  (p) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

                                END OF ARTICLE II

                                     -II-19-

                                   ARTICLE III

                                   COLLATERAL

                 3.1 CROSS COLLATERALIZATION. The BORROWERS agree that (a) all Collateral hereinafter set forth in this Article III, (b) all Collateral now or hereafter given by any BORROWER to BANK (c) all Proceeds of the foregoing shall secure payment and performance of all Liabilities.

                 3.2       ACCOUNTS RECEIVABLE.

                           (a) To secure payment and performance of all
Liabilities, the BORROWERS hereby create in favor of BANK and grant to BANK a first security interest in all Accounts, as defined herein, presently owned by the BORROWERS or hereafter existing, created or acquired by them.

                           (b) To the extent that the BORROWERS have previously
created in favor of BANK and previously granted to BANK a first security interest in all Accounts, as defined herein, presently owned by the BORROWERS or hereafter existing, created or acquired by them, such creation and grant are hereby re-affirmed.

                 3.3       CHATTEL PAPER.

                           (a) To secure payment and performance of all
Liabilities, the BORROWERS hereby create in favor of BANK and grant to BANK a first security interest in all of the BORROWERS' Chattel Paper, as defined herein, whether presently owned by the BORROWERS

                                     -III-1-
or hereafter acquired by them, including but not limited to all such Chattel Paper, and now or hereafter left in the possession of BANK for any purpose.

                           (b) To the extent that the BORROWERS have previously
created in favor of BANK and previously granted to BANK a first security interest in all Chattel Paper, as defined herein, presently owned by the BORROWERS or hereafter acquired by them, such creation and grant are hereby re-affirmed.

                 3.4       CONTRACT RIGHTS.

                           (a) To secure payment and performance of all
Liabilities, the BORROWERS hereby create in favor of BANK and grant to BANK a first security interest in all Contract Rights, as defined herein, presently owned by the BORROWERS or hereafter acquired by them.

                           (b) To the extent that the BORROWERS have previously
created in favor of BANK and previously granted to BANK a first security interest in all Contract Rights, as defined herein, presently owned by the BORROWERS or hereafter existing, created or acquired by them, such creation and grant are hereby reaffirmed.

                 3.5       DEPOSIT ACCOUNTS.

                           (a) To secure payment and performance of all
Liabilities, the BORROWERS hereby create in favor of BANK and grant to BANK a first security interest in the balance of every demand or deposit account, now or hereafter existing, of the BORROWERS with

                                     -III-2-

BANK, and all money, instruments, securities, documents, credits, claims, and other property of the BORROWERS, now or hereafter or for any purpose (including safe-keeping or pledge or security for any of the Liabilities) in the possession or custody of BANK or any of BANK's agents or any entity under the control of Fleet Financial Group, Inc., or in transit to any of them (or any successor-in-interest thereto).

                           (b) To the extent that the BORROWERS have previously
created in favor of BANK and previously granted to BANK a first security interest in the foregoing, such creation and grant are hereby re-affirmed.

                 3.6       EQUIPMENT.

                           (a) To secure payment and performance of all
Liabilities, the BORROWERS hereby jointly and severally create in favor of BANK and hereby grant to BANK each of the following:

                                    (1) a first, purchase money security
interest in any Equipment, as defined herein, now acquired or hereafter acquired by the BORROWERS with the proceeds of the NY Term Loan;

                                    (2) a first security interest in any
Equipment, as defined herein, now owned or hereafter acquired by the BORROWERS subject, however, to any existing liens held by any third party with respect to such Equipment as more fully set forth on the Certification as to Liens or as otherwise disclosed to BANK in writing prior to the date hereof.

                                     -III-3-

                                   ARTICLE VII

                               NEGATIVE COVENANTS

                           Each BORROWER jointly and severally covenants and
agrees, that until the full and final payment of the Liabilities, unless BANK waives compliance in writing:

                 7.1 No BORROWER will change its principal place of business without notice to and consent from BANK.

                 7.2 No BORROWER will change or add to the location or locations of any Collateral as set forth in Article IV above without the consent of BANK.

                 7.3 No BORROWER will materially change the type, quality or quantity of the Collateral without the consent of BANK.

                 7.4 No BORROWER will suffer to exist any lien, encumbrance, mortgage or security interest on property on which a lien has been given to BANK pursuant to this Agreement or any of the other Loan Documents.

                 7.5 No BORROWER will sell, pledge, assign or otherwise dispose of any of the Collateral to any person, firm or corporation other than BANK and other than in the ordinary course of business but only as herein permitted.

                 7.6 No BORROWER will compromise, settle or adjust any claims which are part of or which affect the Collateral, except claims against the Accounts Receivable being compromised, settled or adjusted in the ordinary course of business.

                                     -VII-1-

                 7.7 No BORROWER will assume, guarantee or endorse any debt or obligation of any person, firm or corporation.

                 7.8 FINANCIAL COVENANTS: The BORROWERS shall not permit the following financial covenants to be violated, the following financial covenants to supersede any prior financial covenant relating to Minimum Current Ratio, Minimum Fixed Charge Coverage Ratio, Minimum Tangible Net Worth, Maximum Leverage Ratio or Maximum Funded Debt/EBITDA, to the extent that any such prior financial covenant is inconsistent herewith:

                           (a) Minimum Current Ratio: The BORROWERS will not
directly or indirectly, without the prior written consent of BANK, permit its Current Ratio to be less than 1.2 to 1.0 during the term of this Agreement. Current Ratio shall be calculated as the ratio of Current Assets to Current Liabilities. This covenant shall be tested in accordance with GAAP and shall be tested annually and quarterly based on the financial statements required to be submitted by the BORROWERS to BANK.

                           (b) Minimum Fixed Charge Coverage Ratio: The
BORROWERS will not directly or indirectly, without the prior written consent of BANK, permit the Fixed Charge Coverage to be less than 1.0 to 1.0 during the term of this Agreement. Fixed Charge Coverage shall be calculated as the following ratio and will be tested quarterly and annually on a rolling four-quarter basis based on the financial statements required to be submitted by the BORROWERS to BANK:

                                     -VII-2-

                  [(net income before restructuring charges + letter of credit fees + interest + depreciation) for the four quarters being measured]

                                   divided by
                  [current portion of long-term debt + interest
                 + dividends + non-financed capital expenditures
                  + letter of credit fees, in all the foregoing
                   cases for the four quarters being measured]

This covenant shall be tested in accordance with GAAP.

                           (c) Minimum Tangible Net Worth: The BORROWERS will
not permit their Tangible Net Worth to fall below the amounts set forth below for the periods set forth below:

            Period                               Amount
            ------                               ------
   07/01/1996 to 06/30/1997:                  $14,000,000
   07/01/1997 to 06/30/1998:                  $14,500,000
   07/01/1998 to 06/30/1999:                  $15,000,000
   07/01/1999 to 06/30/2000:                  $15,500,000
   07/01/2000 to 06/30/2001:                  $16,000,000
   07/01/2001 to 06/30/2002:                  $16,500,000
   07/01/2002 to 06/30/2003:                  $17,000,000
   07/01/2003 to 06/30/2004:                  $17,500,000
   07/01/2004 to 06/30/2005:                  $18,000,000
   07/01/2005 to 06/30/2006:                  $18,500,000

This covenant will be tested annually and quarterly based on the financial statements required to be submitted by the BORROWERS to BANK. For purposes of the foregoing, "Tangible Net Worth" shall mean (i) total "Assets" less (ii) total "Liabilities". For purposes of this definition, "Assets" and "Liabilities" shall be determined in accordance with GAAP --- except as follows:

                           (1) there shall be excluded from the definition of
"Assets" each of the following: (i) all General Intangibles (including goodwill); (ii) covenants not to compete; (iii) cash or other funds held by the BORROWERS in escrow or otherwise in trust for third parties; (iv) research and development costs; (v)

                                     -VII-3-
treasury stock; (vi) Account Receivables outstanding for more than twelve (12) months from the original invoice date; and (vii) all unamortized debt, discounts and deferred charges; and

                           (2) there shall be excluded from the definition of
"Liabilities" each of the following: (i) any debt owed by the BORROWERS to a third party the payment of which has been subordinated to BANK; and (ii) accounts payable arising on account of cash or other funds held by the BORROWERS in escrow or otherwise in trust for third parties.

                  (d)      Maximum Leverage Ratio:

                           (1) The BORROWERS on a combined basis will not permit
the ratio of their Total Liabilities to their Tangible Net Worth to exceed the ratios set forth below for the periods set forth below (the ratio 3.0 to 1.0 assuming that the Acquisition Loan closes and is funded, in which case the Maximum Leverage Ratio set forth in the loan documents governing the Other Loans will be similarly amended):

           Period                                       Ratio
           ------                                       -----
  through 06/29/99                                   3.0 to 1.0
  06/30/99 and thereafter                            2.4 to 1.0

                           (2) For purposes of the foregoing, "Tangible Net
Worth" shall have the meaning set forth in subparagraph (c) above. This covenant will be tested, in accordance with GAAP, annually and quarterly based on the financial statements required to be submitted by the BORROWERS to BANK.

                                     -VII-4-

                  (e)      Maximum Funded Debt/EBITDA:

                           (1) The BORROWERS on a combined basis will not permit
the ratio of Funded Debt to EBITDA to exceed the following:

                                    Period                        Ratio
                                    ------                        -----
                           from closing to 12/30/1998:         4.20 to 1.0
                           12/31/1998 to 06/29/1999:           3.75 to 1.0
                           06/30/1999 and thereafter:          3.00 to 1.0

                           (2) (i) For purposes of the foregoing, Funded Debt
shall mean all of the BORROWERS' obligations for borrowed money for the four quarters being measured.

                               (ii) Also for purposes of the foregoing, EBITDA
shall mean all of the BORROWERS' net income (before restructuring charges) plus letter of credit fees plus interest plus taxes plus depreciation plus amortization, all the foregoing to be based on the four quarters being measured.

                           (3) This covenant will be tested, in accordance with
GAAP, annually and quarterly based on the financial statements required to be submitted by the BORROWERS to BANK.

                               END OF ARTICLE VII

                                     -VII-5-

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

                  Regardless of the terms of any other Loan Document, the occurrence of any of the following events shall be deemed an event of default (an "Event of Default") hereunder:

                 8.1 any BORROWER shall (a) fail to pay when due any installment of principal or interest due in accordance with the provisions of the NY Term Note, or (b) fail to pay on its due date (subject to any applicable grace period) any installment of principal or interest due on any of the Other Loans, or (c) fail to pay within 10 days of its due date any other payment or monetary charge due under this Agreement or any of the other Loan Documents to which it is a party or by which it is bound;

                 8.2 any representation or warranty herein, or in the NY Term Note, or in any other note or other agreement, instrument or certificate executed pursuant hereto or in connection with any transaction contemplated hereby shall prove to have been false or misleading in any material respect when made;

                 8.3 BANK shall fail to have a legal, valid and binding lien on any of the Collateral with the priority required by this Agreement;

                 8.4 (a) without BANK's prior written consent, a security interest (perfected or otherwise), other than the security interests specifically provided for or permitted hereunder, shall be created in the Collateral;

                                    -VIII-1-

                           (b) any lien, including but not limited to any
judgment (unless appealed and bonded and/or covered by insurance) against any BORROWER, becomes an encumbrance against the Collateral;

                 8.5 any BORROWER shall admit in writing an inability to pay debts as they come due or shall file any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of, or relating to, debtors;

                 8.6 an involuntary petition shall be filed under any bankruptcy or insolvency statute against any BORROWER and such petition is not discharged or stayed within 60 days from the date of the filing of the petition;

                 8.7 a receiver or trustee shall be appointed to take possession of the properties of any BORROWER;

                 8.8 any BORROWER ceases its operations or a substantial portion of its property shall be condemned;

                 8.9 (a) any default shall occur under any of the Other Loans to which any BORROWER may be a party as borrower or guarantor or any non-payment of any other monetary charge due under this Agreement within 10 days after notice of non-payment;

                           (b) any default in excess of $50,000 shall occur
under any other loan agreement or note involving either the borrowing of money or the advance of credit to which any BORROWER may be a party as borrower or guarantor and such default results

                                    -VIII-2-

(after any applicable cure periods) in the acceleration of the money owing under such other loan agreement;

                 8.10 any BORROWER shall materially breach, or default under, any term, condition, provision, representation or warranty contained in this Agreement not specifically referred to in this Article VIII and the defaulting BORROWER fails to cure same within 30 days of BANK's notice to cure or, if such breach or default is of the type which can not be cured within such grace period, the defaulting BORROWER does not commence to cure such breach or default within such grace period and does not use its best efforts to continuously and diligently proceed to cure such breach, default or violation at all times thereafter;

                 8.11 any material non-monetary breach, default or violation shall occur under any of the terms, conditions, representations, warranties or covenants contained in any note or other instrument or agreement required hereunder or in any other loan agreement or note to which any BORROWER may be a party, and the defaulting BORROWER fails to cure same within 30 days of BANK's notice to cure, or, if such breach, default or violation is of the type which can not be cured within such grace period, the defaulting BORROWER does not commence to cure such breach, default or violation within such grace period and do not use its best efforts to continuously and diligently proceed to cure such breach, default or violation at all times thereafter;

                 8.12 any document, instrument or agreement connected with this Agreement is claimed by any BORROWER to be unenforceable;

                                    -VIII-3-

                 8.13 any BORROWER fails within 30 days of BANK's notice to obtain and deliver to BANK any financing statement, subordination agreement or any other documentation required to be signed or obtained as part of this Agreement or fails to take any reasonable action requested by BANK to perfect or protect the security interests provided for herein;

                 8.14 any other event occurs or condition exists which in the opinion of BANK constitutes a material adverse change in the business condition or financial status of any BORROWER or which in the opinion of BANK materially impairs the ability of any BORROWER to discharge its obligations hereunder.

                               END OF ARTICLE VIII

                                    -VIII-4-

                                   ARTICLE IX

                                    REMEDIES

                 9.1 Whenever an uncured Event of Default has occurred, BANK may do any or all of the following at the same time or at different times:

                           (a) BANK may declare the entire principal amount of
the NY Term Loan and/or the Other Loans, if any, or the unpaid balance thereof, together with all accrued interest and all other lawful and proper charges thereon immediately due and payable whereupon all such sums shall become immediately due and payable with interest thereafter at the Default Rate, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each BORROWER. It is expressly acknowledged that BANK is not obligated to accelerate the Other Loans or exercise its rights and remedies against Collateral.

                           (b) BANK may declare all other loans, sums and
Liabilities owed to BANK under this Agreement or any other agreement or loan between BANK and any BORROWER together with all accrued interest and all other lawful and proper charges thereon to be forthwith due and payable, whereupon all such sums shall forthwith become immediately due and payable with interest thereafter at the Default Rate, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each BORROWER.

                                     -IX-1-

                           (c) as it relates to any Collateral which may not be
a part of the NY Premises, BANK may proceed with or without judicial process to take possession of all or any part of the Collateral not already in the possession of BANK, or to which BANK's security interest has not been previously released or terminated in writing. The BORROWERS agree that upon receipt of notice of BANK's intention to take possession of all or any part of said Collateral, the BORROWERS will do everything reasonably necessary to make same available to BANK.

                           (d) BANK may proceed to take possession of the NY
Premises and/or otherwise exercise its rights against the NY Premises in the manner provided in the NY Mortgage and/or in the manner provided by law.

                           (e) BANK may assign, transfer and deliver at any time
or from time to time the whole or any portion of any Collateral which is subject to the Uniform Commercial Code or in which BANK still holds a security interest, or any rights or interests therein; and without limiting the scope of BANK's rights thereunder, sell such Collateral at a public or private sale, or in any other manner, at such price or prices as BANK may deem best, and either for cash or credit, or for future delivery, at the option of BANK, in bulk or in parcels and with or without having such Collateral at the sale or other disposition. BANK shall have the right to be the purchaser at any public sale. Any notification of a sale or other disposition of the Collateral or of any other action by BANK required to be given by BANK to any BORROWER will be

                                     -IX-2-
sufficient if given not less than ten (10) days prior to the day on which such sales or other disposition will be made and in the manner set forth in Section 10.1; such notification shall be deemed reasonable notice. In the event of a sale of such Collateral, or any other disposition thereof, BANK shall apply all proceeds first to all costs and expenses of disposition, including reasonable attorneys' fees, and then to the Liabilities of each BORROWER to BANK.

                           (f) BANK may immediately, and without notice or other
action, set-off and apply against the Liabilities (1) any and all deposits and all other items described in Section 3.5 hereof and/or (2) any sum owed by BANK in any capacity to any BORROWER whether due or not. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE NY TERM LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO THE FOREGOING, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. BANK may do the foregoing even though some or all of the Liabilities may be unmatured and regardless of the adequacy of any other Collateral securing the Liabilities. BANK shall be deemed to have exercised such right of set-off and to have made a charge against any such sum immediately upon the occurrence of such Event of Default, even though the actual book entries may be made at some time subsequent thereto. The foregoing set-off rights shall be deemed to have been exercised prior to any applicable cure period for the Event of Default that has occurred. BANK will endeavor to provide notice to the BORROWERS that the set-

                                     -IX-3-
off has occurred, but BANK's failure to notify will in no way nullify any set-off that has occurred. Notwithstanding the foregoing, application of any amounts set off shall be subject to the priority provisions of Article III above.

                           (g) BANK may without notice to or consent from any
BORROWER sue upon or otherwise, collect, extend the time of payment of, or compromise or settle for cash, credit or otherwise, upon any terms, any of the Accounts Receivable or any securities, instruments or insurance applicable thereto and/or release the Account Debtor thereon. BANK is authorized and empowered to accept the return of the Goods represented by any of the Accounts Receivable, without notice to or consent by any BORROWER all without discharging or in any way affecting any BORROWER's liability hereunder. BANK does not, by anything herein or in any assignment or otherwise, assume any obligations of any BORROWER under any Account, contract or agreement assigned to BANK, and BANK shall not be responsible in any way for the performance by any BORROWER of any of the terms and conditions thereof.

                           (h) BANK may notify the Post Office authorities to
change the address for delivery of mail addressed to BORROWERS to such address as BANK may designate.

                           (i) BANK may add to the Liabilities BANK's reasonable
expenses to obtain or enforce payment of any Liabilities hereunder and the enforcement or liquidation of any debt hereunder shall include reasonable attorneys' fees, plus other legal expenses incurred by BANK.

                                     -IX-4-

                 9.2 Each BORROWER shall remain liable for any deficiency resulting from a sale, lease, foreclosure or other disposal of the Collateral and shall pay any such deficiency forthwith on demand, together with per annum interest thereon at the rate set forth in this Agreement.

                 9.3 The rights of BANK under this Article are in addition to all other remedies, statutory and otherwise, which are available to it under law or otherwise or under the terms of any note or other instrument or agreement required hereunder.

                                END OF ARTICLE IX

                                     -IX-5-

                                    ARTICLE X

                                  MISCELLANEOUS

                10.1 (a) Any communications between the parties hereto or notices provided herein to be given may be given by mailing the same, certified mail, return receipt requested, postage prepaid or by hand delivery or by an overnight delivery service, to BANK at 3670 Route 9 South, Freehold, New Jersey 07728 Attn: "Current Account Officer for PVC Container Corporation" and to each BORROWER (to the Attention of "President") at the address first above given for such BORROWER in this Agreement or to such other addresses as a party may in writing hereafter indicate by notice given in conformity with this Section.

                           (b) NOTICE SENT TO ANY ONE BORROWER AT THE ABOVE
ADDRESS WILL BE DEEMED NOTICE TO ALL BORROWERS AND NO SEPARATE NOTICE NEED BE GIVEN ALL BORROWERS IF NOTICE IS GIVEN TO ONE BORROWER.

                           (c) Notices sent by certified mail shall be deemed
received when accepted. Notices sent by hand delivery shall be deemed received when delivered to the address and/or person designated in this Section. Notices sent by overnight delivery service shall be deemed received upon delivery.

                10.2 In the event that any BORROWER shall default in the performance of any of the provisions of this Agreement or in the event that any BORROWER shall fail to pay any tax, assessment, government charge or levy, except as the same are being contested

                                      -X-1-
in good faith by appropriate proceedings, or shall fail to discharge any lien, encumbrance or security interest prohibited hereby, or shall fail to comply with any other obligation of any BORROWER to BANK, BANK may but shall not be required to, pay, satisfy, discharge or bond the same for the account of each BORROWER and all moneys so paid out shall be an obligation of all BORROWERS hereunder repayable on demand, together with per annum interest at the Default Rate, but in no event at a rate higher than the maximum rate allowed by law.

                10.3 PLEDGE TO FEDERAL RESERVE: BANK may at any time pledge all or any portion of its rights under the Loan Documents including any portion of the NY Term Note to any of the twelve (12) Federal Reserve Banks organized under
Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release BANK from its obligations under any of the Loan Documents.

                10.4 ASSIGNMENTS: BANK shall have the unrestricted right, at BANK's expense, at any time or from time to time, on prior notice to the BORROWERS but without the need for any BORROWER's consent, to assign all or any portion of its rights and obligations hereunder to one or more banks or other financial institutions (each, an "Assignee"), and each BORROWER agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments to this Agreement and to any other documents, instruments and agreements executed in connection herewith as BANK shall deem necessary to effect the

                                      -X-2-
foregoing. In addition, at the request of BANK and any such Assignee, the applicable BORROWER shall issue one or more new promissory notes, as applicable, to any such Assignee and, if BANK has retained any of its rights and obligations hereunder following such assignment, to BANK, which new promissory notes shall be issued in replacement of, but not in discharge of, the liability evidenced by the promissory note held by BANK prior to such assignment and shall reflect the amount of the respective commitments and loans held by such Assignee and BANK after giving effect to such assignment. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by BANK in connection with such assignment, and the payment by Assignee of the purchase price agreed to by BANK, and such Assignee, such Assignee shall be a party to this Agreement and shall have all of the rights and obligations of BANK hereunder (and under any and all other guaranties, documents, instruments and agreements executed in connection herewith) to the extent that such rights and obligations have been assigned by BANK pursuant to the assignment documentation between BANK and such Assignee, and BANK shall be released from its obligations hereunder and thereunder to a corresponding extent. Nothing in the foregoing shall increase any financial obligation of any BORROWER hereunder. Notwithstanding anything else in this Section 10.4 or in Section 10.5 below, the following shall apply:

                           (a) BANK shall not assign or participate all or any
part of its rights and obligations hereunder to any Assignee or

                                      -X-3-

Participant that is not a bank or trust company organized under the laws of the United States or any state thereof having a combined capital and surplus of at least $500,000,000;

                           (b) no assignment or participation shall be made for
less than $2,000,000 of BANK's commitment hereunder; and

                           (c) there shall in no event be more than an aggregate
of two Assignees and Participants hereunder at any time.

                10.5       PARTICIPATIONS:

                           (a) BANK shall have the unrestricted right at any
time and from time to time, and on prior notice to the BORROWERS but without the need for the consent of any BORROWER, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in BANK's obligation to lend hereunder and/or any or all of the loans held by BANK hereunder. In the event of any such grant by BANK of a participating interest to a Participant, whether or not upon notice to the BORROWERS, BANK shall remain responsible for the performance of its obligations hereunder and the BORROWERS shall continue to deal solely and directly with BANK in connection with BANK's rights and obligations hereunder. Nothing in the foregoing shall increase any financial obligation of any BORROWER hereunder.

                           (b) In this regard, it is understood and agreed that
BANK intends to participate up to fifty percent of the NY Term Loan. The BORROWERS consent to this participation.

                10.6 BANK may on prior notice to the BORROWERS but without the need for the consent of any BORROWER furnish any

                                      -X-4-
information concerning any BORROWER in its possession from time to time to prospective Assignees and Participants.

                10.7 All payments shall be in lawful money of the United States in immediately available funds unless otherwise provided in this Agreement.

                10.8 All agreements between the BORROWERS and BANK are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to BANK for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Agreement shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the BORROWERS and BANK in the execution, delivery and acceptance of this Agreement to contract in strict compliance with the laws of the State of New Jersey from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever BANK should

                                      -X-5-
ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the BORROWERS and BANK.

                10.9 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no BORROWER shall assign this Agreement or any of its rights, duties or obligations hereunder without the prior written consent of BANK.

                10.10 No delay or omission to exercise any right, power or remedy accruing to BANK upon any breach or default (whether such breach or default is now or hereafter occurring) of any BORROWER under this Agreement or any note or other document or agreement executed in connection with this Agreement shall (a) impair any such right, power or remedy of BANK, (b) be construed to be a waiver of any such breach or default, or an acquiescence therein, or (c) be construed to be a waiver of or an acquiescence in any similar breach or default thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of BANK of any breach or default under this Agreement or any note or other instrument or agreement required hereunder, or any waiver on the part of BANK of any provision or condition of this Agreement or such other documents or agreements, must be in writing and shall be effective only to the extent in such writing specifically set

                                      -X-6-
forth. All remedies, either under this Agreement or note or other instrument or agreement required hereunder, or by law or otherwise afforded to BANK, shall be cumulative and not alternative.

                10.11 (a) Subject to the limitation set forth in BANK's March 25, 1998 Commitment Letter, the BORROWERS will pay fees and out-of-pocket expenses incurred by BANK in connection with (1) the preparation of this Agreement and other related documents, whether or not the transactions hereby contemplated shall be consummated and (2) the making of the NY Term Loan hereunder. Such out-of-pocket expenses include but are not limited to, charges for the examination of title, inspections and drawings of paper, recording and filing fees, and all reasonable attorneys' fees, including the fees and disbursements of BANK's counsel. Any fees relating to the filing or recording of the NY Mortgage in New York are not subject to any restriction on fees or expenses.

                           (b) Whenever any attorney is used to collect any
obligation or to determine, preserve or enforce any right of BANK against any BORROWER in connection with the NY Term Loan or against the Collateral under this Agreement, the NY Term Note or any of the other Loan Documents, whether by suit or other means, each BORROWER agrees to pay the reasonable attorney's fees and other costs and expenses incurred by BANK. Each BORROWER also agrees to pay BANK's attorneys a reasonable fee and costs and expenses for enforcing against third parties any other rights of BANK pertaining hereto including BANK's defending against any claim pertaining to the Collateral.

                                      -X-7-

                           (c) Until paid by BORROWERS, all of the foregoing
expenses set forth in Sections (a) and (b) above shall bear interest at the Default Rate, but in no event higher than the maximum rate allowed by law, and all such amounts shall be added to any one or all of the Liabilities at BANK's sole discretion and shall be secured by the Collateral.

                10.12 Nothing in this Agreement shall be deemed any waiver or prohibition of BANK's right of set-off.

                10.13 This Agreement, and any note, other instrument or agreement required hereunder, shall be governed by, and construed under, the laws of the State of New Jersey.

                10.14 All of the parties hereto waive trial by jury in any action or proceeding of any kind or nature in any Court in which they may be parties, which action or proceeding arises out of, under, or by reason of this Agreement or any assignment, Account or other transaction hereunder. Each BORROWER agrees that, in addition to any other available forum, any suit, action or proceeding against it arising under or growing out of, or relating to this Agreement or any note or other instrument or agreement required hereunder, or any other instrument executed by any BORROWER for the benefit of BANK may be instituted in any Federal court in the State of New Jersey or any State court in the State of New Jersey or in any other court having jurisdiction, and each BORROWER hereby waives any objection which it might have now or hereafter to the laying of the venue of any such suit, action or proceeding, and irrevocably submits to the jurisdiction of any such

                                      -X-8-
court in any suit, action or proceeding and waives any claim or defense of inconvenient forum.

                     10.15 (a) This Agreement shall not be effective unless signed by an officer of the BANK.

                           (b) This Agreement contains the entire understanding
of the parties and any promises or representations not herein contained shall have no force and effect, unless in writing, duly signed by the party to be charged.

                10.16 Neither this Agreement, nor any portion or provision hereof, may be changed, modified, amended, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by BANK.

                10.17 Notwithstanding the foregoing provisions of Section 10.11 but subject to the provisions of Section 3.1, the security interests, liens, and rights granted to BANK hereunder shall continue in full force and effect (unless formerly terminated and/or released in writing) notwithstanding: (1) the Modification (as defined above) of this Agreement (unless all Liabilities have been paid in full and all of BANK's relationships with all BORROWERS have been terminated to the satisfaction of BANK), or (2) the fact that any BORROWER's account may, from time to time, be temporarily in a credit position.

                10.18 All representations, warranties, covenants, waivers and agreements contained herein shall survive execution hereof, unless otherwise provided.

                                      -X-9-

                10.19 If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

                10.20 Any requirement in this Agreement that BANK shall act reasonably or any requirement in this Agreement that BANK show materiality shall be broadly and liberally construed in favor of BANK bearing in mind BANK's need to protect its security interests and to realize upon the Collateral.

                10.21 BANK SHALL HAVE A RIGHT OF SUBROGATION TO THE EXTENT THAT THE PROCEEDS OF THE NY TERM LOAN ARE USED TO REDEEM PAY-OFF OR RETIRE EXISTING DEBT OF BORROWER. THIS RIGHT OF SUBROGATION WILL EXTEND TO THE SECURITY GIVEN TO COLLATERALIZE ANY OTHER DEBT REDEEMED, PAID OFF, OR RETIRED BY USE OF THE PROCEEDS OF THE NY TERM LOAN.

                10.22 IN THE EVENT OF ANY INCONSISTENCY BETWEEN THIS AGREEMENT AND ANY OTHER DOCUMENTS AFFORDING THE BANK RIGHTS AND REMEDIES SUCH INCONSISTENCY SHALL BE RESOLVED BY AN INTERPRETATION WHICH EXPANDS BANK'S RIGHTS RATHER THAN LIMITS BANK'S RIGHTS.

                10.23 Nothing herein contained shall be construed to constitute any BORROWER as BANK's agent for any purpose whatsoever, BANK shall not be responsible or liable for (a) any acts of omission or commission, (b) any error of judgment, (c) any mistake of fact, or (d) any shortage, discrepancy, damage, loss or

                                     -X-10-
destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof.

                10.24 LOST LOAN DOCUMENTS: Upon receipt of an affidavit of an officer of BANK as to the loss, theft, destruction or mutilation of the NY Term Note or any other security document which is not of public record, the applicable BORROWER will issue, in lieu thereof, a replacement NY Term Note or other security document in the same principal amount thereof and otherwise of like tenor.

                10.25 ALL OBLIGATIONS OF EACH BORROWER UNDER THIS AGREEMENT ARE JOINT AND SEVERAL WITH THE OBLIGATIONS OF THE OTHER BORROWERS.

                10.26 This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of this Agreement.

                10.27 BORROWERS and BANK have entered into the Master Agreement on separate forms in order to accommodate the BORROWERS' desire to reduce interest rate expenditures by locking in interest rates for a period of time as offered by the interest rate swap concept. The obligations of BORROWERS under the interest rate swap agreement are incorporated herein by reference and made a part hereof, as if fully set forth herein.

                                     -X-11-

                10.28 EACH BORROWER AND BANK MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR BANK TO ENTER INTO THIS AGREEMENT AND MAKE THE NY TERM LOAN.

                                END OF ARTICLE X

                                     -X-12-

                  IN WITNESS WHEREOF, BORROWERS and FLEET BANK, NATIONAL ASSOCIATION, have caused this Loan and Security Agreement to be executed by their respective duly authorized officers on the date and year first above written.

ATTEST:                                                       PVC CONTAINER CORPORATION
/s/ John D'Avella                                             By: /s/ Phillip Friedman
------------------------------                                   -------------------------------------------
John D'Avella, Secretary                                         Phillip Friedman, President

ATTEST:                                                          NOVATEC PLASTICS CORP.

/s/ John D'Avella                                             By:/s/ Phillip Friedman
------------------------------                                   -------------------------------------------
John D'Avella, Secretary                                         Phillip Friedman, President

                                                              By:/s/ Bertram Berkowitz
                                                                 -------------------------------------------
                                                                 Bertram Berkowitz,
                                                                 Treasurer

ATTEST:                                                       NOVAPAK CORPORATION

/s/ John D'Avella                                             By:/s/ Phillip Friedman
------------------------------                                   -------------------------------------------
John D'Avella, Secretary                                         Phillip Friedman, President

ATTEST:                                                       AIROPAK CORPORATION

/s/ John D'Avella                                             By:/s/ Phillip Friedman
------------------------------                                   -------------------------------------------
John D'Avella, Secretary                                         Phillip Friedman, President

                                                              FLEET BANK, NATIONAL ASSOCIATION

                                                              By: /s/ John T. Harrison
                                                                 -------------------------------------------
                                                                 John T. Harrison,
                                                                 Vice President